UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19, 2020

Cigna Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road

Bloomfield, Connecticut 06002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of February 26, 2020, the Board of Directors of Cigna Corporation (“Cigna”) adopted amended and restated by-laws (the “By-Laws”) to provide Cigna’s shareholders the right to call a special meeting. The By-Laws require Cigna to call a special meeting of Cigna’s shareholders at the request of holders of at least a twenty-five percent (25%) net long ownership interest in Cigna’s outstanding common stock. To qualify for the right to request a special meeting, the required net long ownership interest must have been held continuously for at least one year prior to the date of the special meeting request. The right to call a special meeting is subject to specified information, timing and other requirements intended to ensure that shareholders receive adequate information in connection with a special meeting and avoid the unnecessary use of resources that would result from holding multiple shareholder meetings in a short time period.

The foregoing summary does not purport to be a complete description of the By-Laws and is qualified in its entirety by reference to the By-Laws, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.03.

Item 7.01	Regulation FD Disclosure.

Cigna officials expect to participate in meetings with investors and analysts over the next several weeks.  During these meetings, Cigna officials expect to reaffirm projected full year 2020 consolidated adjusted income from operations, which remains in the range of $6.8 billion to $7.0 billion.

Cigna discussed its full year 2020 outlook in its press release dated February 6, 2020 and during the related investor conference call. The press release and the conference call transcript are available in the Investor Relations section of Cigna’s website located at www.cigna.com/aboutcigna/investors.

Adjusted income (loss) from operations is defined as shareholders’ net income (loss) excluding the following after-tax adjustments: net realized investment results, amortization of acquired intangible assets and special items. As previously disclosed, beginning in 2020, Cigna will no longer exclude contributions from Anthem, Inc. and Coventry Health Care Inc. from its adjusted measures, as the transition for both clients was substantially complete as of December 31, 2019. Adjusted income (loss) from operations is a measure of profitability used by Cigna’s management because it presents the underlying results of operations of Cigna’s businesses and permits analysis of trends in underlying revenue, expenses and shareholders’ net income. This consolidated measure is not determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and should not be viewed as a substitute for the most directly comparable GAAP measure, shareholders’ net income. Management is not able to provide a reconciliation to shareholders’ net income (loss) on a forward-looking basis because we are unable to predict certain components thereof including (i) future net realized investment results and (ii) future special items. These items are inherently uncertain and depend on various factors, many of which are beyond our control. As such, any associated estimate and its impact on shareholders’ net income could vary materially.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY STATEMENT FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Current Report on Form 8-K (the “Report”), and oral statements made with respect to information contained in this Report, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Cigna's current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements relating to our projected full year 2020 consolidated adjusted income from operations as reflected in Item 7.01 of this Report, as well as statements made in our press release dated February 6, 2020 and related investor conference call concerning our projected adjusted income (loss) from operations outlook for 2020, on a consolidated, per share and segment basis; projected adjusted revenue outlook for 2020; projected adjusted margin outlook for 2020; projected global medical customer growth over year end 2019; projected client retention; projected growth beyond 2020; statements concerning our long-term projected adjusted income (loss) from operations outlook; projected medical care and SG&A expense ratios and medical cost trends; projected adjusted pharmacy scripts; our projected consolidated adjusted tax rate; projected debt to capitalization ratio; projected cash flow from operations; projected interest expense; future financial or operating performance, including our ability to deliver affordable, personalized and innovative solutions for our customers and clients; future growth, business strategy, strategic or operational initiatives, including our organizational efficiency plan; economic, regulatory or competitive environments, particularly with respect to the pace and extent of change in these areas; financing or capital deployment plans and amounts available for future deployment; our prospects for growth in the coming years; strategic transactions, including the merger (the “Merger”) with Express Scripts Holding Company and the sale of our Group Disability and Life business; and other statements regarding Cigna's future beliefs, expectations, plans, intentions, financial condition or performance. You may identify forward-looking statements by the use of words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to achieve our financial, strategic and operational plans or initiatives; our ability to predict and manage medical and pharmacy costs and price effectively; our ability to adapt to changes or trends in an evolving and rapidly changing industry; our ability to effectively differentiate our products and services from those of our competitors and maintain or increase market share; our ability to develop and maintain good relationships with physicians, hospitals, other health care providers, producers, consultants and pharmaceutical manufacturers; changes in the pharmacy provider marketplace or pharmacy networks; changes in drug pricing; the impact of modifications to our operations and processes; our ability to identify potential strategic acquisitions or transactions and realize the expected benefits (including anticipated synergies) of such transactions in full or within the anticipated time frame, including with respect to the Merger and sale of our Group Disability and Life business, as well as our ability to integrate or separate operations, resources and systems; the substantial level of government regulation over our business and the potential effects of new laws or regulations or changes in existing laws or regulations; the outcome of litigation, regulatory audits, investigations, actions or guaranty fund assessments; uncertainties surrounding participation in government-sponsored programs such as Medicare; the effectiveness and security of our information technology and other business systems and those of our key suppliers or other third parties; the impact of our debt service obligations on the availability of funds for other business purposes; unfavorable industry, economic or political conditions, including foreign currency movements; acts of civil unrest, war, terrorism, natural disasters or pandemics; reinsurance credit risk; as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available through the Investor Relations section of www.cigna.com. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Cigna undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

Item 8.01	Other Events.

On February 19, 2020, Timothy C. Wentworth, President, Health Services, adopted a stock trading plan designed to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. Under Rule 10b5-1, officers, directors and other individuals who are not in possession of material non-public information may adopt a pre-arranged plan or contract for transactions in company securities under specified conditions and at specified times. Using these 10b5-1 plans, individuals can diversify their investment portfolios for financial planning purposes, plan for charitable giving, spread stock trades over an extended period of time to reduce market impact and avoid concerns about transactions occurring at a time when they might possess material non-public information. In accordance with Rule 10b5-1, Mr. Wentworth will not have subsequent discretion over the transactions under his plan.

Mr. Wentworth’s plan provides for sales of up to 25,622 shares of Cigna stock between March 2020 and October 2020, subject to minimum price thresholds as specified in the plan. Mr. Wentworth continues to be subject to the Company's executive stock ownership guidelines, under which he is required to hold Cigna stock and stock equivalents with a value of at least six times his base salary. Mr. Wentworth does not expect the plan to materially change his ownership position.

Transactions under Mr. Wentworth’s plan will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules and regulations. The Company does not undertake to report 10b5-1 plans that may be adopted by any officers or directors in the future, or to report any modification or termination of any trading plan, whether or not the plan was publicly announced, except to the extent required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description

3.1	Amended and Restated By-Laws of Cigna Corporation, dated as of February 26, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation
Date: February 27, 2020	By:	/s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President and General Counsel

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